UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

PROGENICS PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 PROGENICS PHARMACEUTICALS, INC.

SUPPLEMENT TO PROXY STATEMENT
FOR 2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 8, 2011

This Supplement revises Progenics’ April 26, 2011 Proxy Statement previously furnished to stockholders in connection with our upcoming 2011 Annual Meeting of Stockholders.  The purpose of this Supplement is to revise Proposal 4 – the proposal to increase the authorized common stock under the Company’s charter -- to change the size of that proposed increase from 140 million to 40 million shares.  Approval of Proposal 4 as revised will result in the total number of common shares which Progenics has authority to issue increasing from its current 40 million to 80 million.  Because Progenics also has authorized 20 million shares of preferred stock (none of which is issued and outstanding), such approval will also result in the total number of shares of all classes of stock which the Company has authority to issue increasing from 60 million to 100 million.  The form of proposed Amended and Restated Certificate of Incorporation, included as Appendix A to the Proxy Statement, will also be revised accordingly.

This revision is being made by Progenics to conform the proposed charter amendment to guidelines established for such proposals by Institutional Shareholder Services (ISS), an independent non-governmental body and an advocate for good corporate compensation and other practices, and has been made after communication with ISS.  In accordance with its practice, ISS issued a proxy analysis and vote recommendation against Proposal 4 on May 18, 2011, after public release of Progenics’ proxy material.  While Progenics’ Board believes that the increase originally proposed was a prudent one, it also recognizes that such a determination is necessarily subjective, and believes that having stockholders approve a meaningful increase in the Company’s authorized common shares is more important to the Company’s well-being than achieving a particular number.  Because many stockholders follow ISS recommendations as a matter of policy or choice, our Board has unanimously approved a revised amendment, conforming to ISS’ guidelines, and resolved to submit it for approval by stockholders.

ISS has informed us that this revision addresses their concerns with Proposal 4 as originally proposed.  ISS does not, however, guarantee a vote recommendation or recommendation change prior to the release of an analysis or an alert.  Our Board deems the adoption of the amendment of the Company’s Restated Certificate of Incorporation as so revised to be in the Company’s and stockholders’ best interest and recommends a vote FOR revised Proposal 4.

This Supplement should be read in conjunction with the Company’s April 26, 2011 Proxy Statement, which in all respects other than this revision remains as described therein. If you have already voted your shares and do not wish to change your vote on Proposal 4, no further action is necessary. You do not need to submit a new proxy card unless you wish to change your vote on Proposal 4. All validly executed proxy cards or votes cast via the Internet or telephone at any time (either prior to or after the date hereof) indicating a vote for or against Proposal 4 will be deemed to constitute a vote for or against approval of Proposal 4 as revised and described in this Supplement. If you have already voted your shares and you wish to change your vote on any matter, you may revoke your proxy before it is voted at the Annual Meeting by filing with our Corporate Secretary a written revocation, submitting a new, proper proxy via the Internet or telephone after the date of the proxy, or attending the Meeting and voting in person.  For your convenience, another proxy card is being mailed to all stockholders of record with this Supplement. All stockholders who have not yet voted or who wish to change their vote on Proposal 4 are urged to return the enclosed proxy card or otherwise vote their shares in the manner described above as soon as possible.

Our proxy materials are primarily available to stockholders on the Internet, as permitted by rules of the U.S. Securities and Exchange Commission. On or about April 26, 2011, we mailed to stockholders a Notice of Internet Availability of Proxy Materials that contains instructions on how to access the proxy materials online and how to request a printed or email copy. If you would like to receive a printed or email copy of those materials, including this Supplement, please follow those instructions. We are first making available this Supplement on or about May 26, 2011 at www.proxyvote.com. To view any or all of these documents, enter the 12-digit control number which appears on your Notice. Proxy materials and other SEC filings are also available on the Internet at our website, www.progenics.com, and on the SEC’s EDGAR system, at www.sec.gov.

Shares of common stock represented by unrevoked proxies will be voted in accordance with the choice or instructions specified on the Proxy. It is the intention of the persons named in the Proxy, unless otherwise specifically instructed in the Proxy, to vote all proxies received by them as set forth in the Proxy Statement, including FOR approval of the amendment of the Company’s Restated Certificate of Incorporation as revised herein.

May 26, 2011

PROGENICS PHARMACEUTICALS, INC.
777 OLD SAW MILL RIVER ROAD
TARRYTOWN, NY 10591

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59PM EDT on the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59PM EDT on the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.
VOTE IN PERSON
Attend the Annual Shareholders Meeting at 10:00AM EDT on Wednesday, June 8, 2011.
The Landmark at Eastview
Rockland Room
777 Old Saw Mill River Road
Tarrytown, NY 10591

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS
FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
PROGENICS PHARMACEUTICALS, INC.
The Board of Directors recommends you vote FOR the Nominees named below:

1. Election of Directors

NOMINEES:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐
01) Peter J. Crowley
02) Paul J. Maddon
03) Charles A. Baker
04) Mark R. Baker
05) Kurt W. Briner
06) Mark F. Dalton
07) Stephen P. Goff
08) David A. Scheinberg
09) Nicole S. Williams

The Board of Directors recommends you vote FOR the following proposal:
	For	Against	Abstain
2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this year's Proxy Statement.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:
	3 Years	2 Years	1 Year	Abstain
3. Indication, on an advisory basis, of stockholder preference for the frequency of stockholder advisory votes on compensation of named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:
	For	Against	Abstain
4. Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40 million to 80 million.	☐	☐	☐

5. Approval of an amendment to the Company’s 2005 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 5,450,000 to 7,450,000.	☐	☐	☐

6. Ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2011.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign.
If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
The Notice of Meeting & Proxy Statement, Form 10-K Wrap is/are available at www.proxyvote.com

PROGENICS PHARMACEUTICALS, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 8, 2011 - 10:00AM THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned(s) hereby appoint(s) Mark R. Baker and Robert A. McKinney, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PROGENICS PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00AM EDT on June 8, 2011, at The Landmark at Eastview, 777 Old Saw Mill River Road, Tarrytown, NY 10591, Rockland Room, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

(Continued and to be signed on the reverse side)